Property and equipment, net	6 Months Ended
Jun. 30, 2022
Property and equipment, net [Abstract]
Property and equipment, net

4.Property and Equipment, net

The Company owns the land and building of its principal corporate offices in Athens, Greece. Additionally, DSS owns, together with a related party company, another plot of land in the nearby area, acquired for office use. Other assets consist of office furniture and equipment, computer software and hardware and vehicles. The amount reflected in property and equipment, net is analyzed as follows:

	Property and	Accumulated
	Equipment	Depreciation	Net Book Value
Balance, December 31, 2021	$28,269	$(5,427)	$22,842
- Additions in property and equipment	436	—	436
- Depreciation for the year	—	(247)	(247)
Balance, June 30, 2022	$28,705	$(5,674)	$23,031